ADVISORSHARES TRUST

ADVISORSHARES WCM/BNY MELLON FOCUSED GROWTH ADR ETF

NYSE Arca Ticker: AADR

Supplement dated August 31, 2016

to the summary and statutory prospectuses (the “Prospectuses”) and statement of additional information (the “SAI”) dated November 1, 2015

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI for the AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF (the “Fund”) and should be read in conjunction with those documents.

Effective September 1, 2016, Dorsey, Wright & Associates, LLC (“Dorsey Wright”) will replace WCM Investment Management as investment sub-adviser to the Fund. In addition, the Fund’s name will change from AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF to AdvisorShares Dorsey Wright ADR ETF and the Fund’s strategies will change as described below.

As a result of these changes, effective September 1, 2016, all references in the Prospectuses and SAI to WCM Investment Management will be deleted and replaced with Dorsey, Wright & Associates, LLC, all references to Sub-Advisor will refer to Dorsey Wright, and all references to the WCM/BNY Mellon Focused Growth ADR ETF will be deleted and replaced with Dorsey Wright ADR ETF (unless the references relate to information about WCM Investment Management for the period before September 1, 2016). Certain specific revisions to the Fund’s Prospectuses and SAI are set forth below.

PROSPECTUSES

Principal Investment Strategies

The “Principal Investment Strategies” section on page 2 will be replaced with the following:

Dorsey, Wright & Associates, LLC (the “Sub-Advisor”), the sub-advisor to the Fund, seeks to achieve the Fund’s investment objective by selecting primarily a portfolio of U.S.-traded securities of non-U.S. organizations, most often American Depositary Receipts (“ADRs”). Under normal circumstances, the Fund will invest at least 80% of its total assets in ADRs and in securities that have economic characteristics similar to ADRs. The Fund invests in developed and emerging markets and may invest in securities of any market capitalization.

The Fund’s investment focus follows the Sub-Advisor’s core philosophy of relative strength. Relative strength investing involves buying securities that have appreciated in price more than the other securities in the investment universe and holding those securities until they underperform. The strategy is entirely based on market movement of the securities and there is no company fundamental data involved in the analysis. The Sub-Advisor’s process is systematic and removes emotion from the day-to-day decision making. In implementing the strategy, the Sub-Advisor takes into account current sector and industry group allocations in order to keep the strategy diversified. There is no consideration given to the allocation between developed and emerging markets; the strategy will allocate between the two depending on global price trends.

Portfolio Manager

The “Portfolio Managers” section on page 5 of the summary prospectus and page 4 of the statutory prospectus will be replaced with the following:

PORTFOLIO MANAGER

Name and Title	Length of Service with the Sub-Advisor
John G. Lewis, Senior Vice President & Senior Portfolio Manager	since 2002

STATUTORY PROSPECTUS

Principal Investment Strategies

The “More Information About the Fund’s Principal Investment Strategies” section beginning on page 6 will be replaced with the following:

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, it uses an active investment strategy in seeking to meet its investment objective. The Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

Investment Philosophy

The Sub-Advisor implements its investment strategy using a universe of ADRs and securities with similar economic characteristics, such as foreign listed U.S. equities. The strategy is designed to be fully invested in equities at all times and will generally hold between 30 and 50 securities.

The Sub-Advisor’s core investment philosophy is based on relative strength (also known as “momentum”). Securities that are purchased for the strategy are those that have, in the Sub-Advisor’s view, demonstrated the ability to outperform the other securities in the universe over an intermediate term time horizon (usually around 6 to 12 months). The Sub-Advisor’s strategy is entirely rules-based and systematic for both buy and sell decisions.

The Sub-Advisor’s buy strategy involves a systematic process in which the Sub-Advisor considers the relative performance of macro sectors and industry groups and the current overall allocation among these areas in the portfolio. The process will take large overweights and underweights in certain macro sectors, but there are guidelines that prevent the strategy from owning too much of one macro sector. The Sub-Advisor’s ranking system is used to determine what security from the desired macro sector is added to the strategy. Generally, the highest ranked security will be added unless there are liquidity constraints that prevent the Sub-Advisor from making a desired allocation to that security.

Sell decisions are made based on the Sub-Advisor’s ranking of each security. All of the securities in the universe are ranked daily. Any security that is currently held in the strategy that drops below a pre-defined rank is sold immediately.

About Depositary Receipts

Depositary receipts, which include ADRs, Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and New York Shares (“NYSs”), are negotiable securities that generally represent a non-U.S. company’s publicly-traded equity or debt. Depositary receipts may be purchased in the U.S. secondary trading market. They may trade freely, just like any other security, either on an exchange or in the over-the-counter market. Although typically denominated in U.S. dollars, depositary receipts can also be denominated in Euros. Depositary receipts can trade on all U.S. stock exchanges, as well as on many European stock exchanges, and play an essential role in the global marketplace. Since the 1920s, investors, companies and traders have used depositary receipts to meet their global investing needs.

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Advisor/Sub-Advisors

The “Investment Sub-Advisor” section under “Management of the Funds” on page 12 will be replaced with the following:

Dorsey, Wright & Associates, LLC, a Nasdaq, Inc. company, is a registered investment advisory firm located at 1101 Boulder Spring Drive, Suite 150, Richmond, Virginia 23225. Since 1987, the Sub-Advisor has been an advisor to financial professionals on Wall Street and investment managers worldwide. The Sub-Advisor offers comprehensive investment research and analysis through its Global Technical Research Platform and provides research, modeling and indexes that apply the Sub-Advisor’s expertise in Relative Strength to various financial products, including ETFs, mutual funds, unit investment trusts, structured products, and separately managed accounts. The Sub-Advisor’s expertise is technical analysis. The Sub-Advisor uses Point & Figure Charting, Relative Strength Analysis, and numerous other tools to analyze market data and deliver actionable insights. In 2015, the Sub-Advisor was acquired by Nasdaq, Inc. allowing it to work towards even greater innovative solutions for its clients. As of June 30, 2016, the Sub-Advisor had approximately $200 million in assets under management. Additionally, there are approximately $10 billion in ETF, unit investment trust, mutual fund, structured note, and unified managed account platform assets that follow the Sub-Advisor’s strategies through various index and model licensing arrangements.

A discussion regarding the basis for the Board’s approval of the Fund’s investment sub advisory agreement will be available in the Fund’s Semi-Annual Report to Shareholders dated December 31, 2016.

Portfolio Manager

The “Portfolio Managers” section under “Management of the Funds” beginning on page 12 will be replaced with the following:

The following portfolio manager is primarily responsible for the day-to-day management of the Fund.

John G. Lewis, Senior Vice President & Senior Portfolio Manager

Mr. Lewis joined the Sub-Advisor in 2002. As Senior Portfolio Manager, he is responsible for investment strategy across the Sub-Advisor’s funds, ETFs, unit investment trusts and separately managed accounts. He has worked in the investment industry since 1994. Mr. Lewis has conducted extensive research on relative strength and has authored several original research papers on the subject and works closely with the investment team on new product development. He holds a Bachelor of Business Administration from the University of San Diego and an MBA from the University of Southern California.

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund is available in the SAI.

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SAI

Portfolio Manager

The Fund’s “Portfolio Managers” section beginning on page 86 will be replaced with the following:

• Dorsey, Wright & Associates, LLC – AdvisorShares Dorsey Wright ADR ETF

Portfolio Manager Compensation. The portfolio manager is compensated by the Sub-Advisor and does not receive any compensation directly from the Fund or the Advisor. The Sub-Advisor pays the portfolio manager a salary plus a discretionary bonus, which is based on the performance of the portfolio manager, the Sub-Advisor, and its parent company.

Fund Shares Owned by Portfolio Manager. The portfolio manager did not beneficially own any shares of the Fund as of June 30, 2016.

Other Accounts Managed by Portfolio Manager. As of June 30, 2016, the portfolio manager was responsible for the day-to-day management of other accounts as follows:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
John G. Lewis	0	$0	2	$10	485	$190

Proxy Voting

The proxy voting policies and procedures for WCM Investment Management beginning on page B-57 in Appendix B are deleted in their entirety and replaced with the following:

Dorsey, Wright & Associates, LLC

PROXY VOTING AND SOLICITATION

PROXY VOTING

If a client account is subject to the Employee Retirement Security Act of 1974 ("ERISA"), decisions on voting of proxies for the securities in the portfolio will be made by Dorsey, Wright unless specifically reserved to the trustee of the client's account or a named fiduciary of the client's account.

If the account is a discretionary non-ERISA account, decisions on voting of proxies will be made by Dorsey, Wright unless the client otherwise specifically directs.

Harold B. Parker is the designated person responsible for monitoring corporate actions, making voting decisions, and for ensuring that proxies are submitted timely.

Sara F. Giegerich will periodically monitor the voting of the proxies and supervise the designated person.

The designated person should vote proxies in the best economic interest of the client. However, the designated person can consider other factors by agreement with the client or to comply with statutory requirements.

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Due to the nature of Dorsey Wright’s business, it is unlikely that it will have material conflicts of interest when voting client proxies. However conflicts could arise from time to time. For example, Dorsey Wright may own shares of a company that purchases research services from Dorsey, Wright.

Dorsey Wright has a duty to vote in the best interest of the client, and not in the interest of the firm. If a conflict arises Dorsey Wright can resolve the conflict including but not limited to:

•	Documenting that votes were cast in the interest of the client

•	For more material conflicts; obtaining the client's informed consent to vote a proxy in a specific manner

When seeking a client's consent when there is a conflict, Dorsey Wright must provide the client with sufficient information regarding the matter and the nature of the conflict to enable the client to make an informed decision.

There may be times when refraining from voting a proxy is in the client's best interest, such as when the cost of voting exceeds the expected benefit to the client. An example might be in casting a vote on a foreign security that may involve additional costs such as hiring an interpreter.

Dorsey, Wright will make the following client disclosure in Form ADV Part 2:

•	How clients can obtain information from Dorsey Wright on how their securities were voted.

•	Description of Dorsey Wright’s proxy voting policies. The description will be a concise summary of the policies stated herein.

•	Disclosure that a copy of Dorsey Wright’s complete policy on voting proxies is available upon request.

If a client requests a copy of our complete proxy voting policy, we must supply it.

Proxy voting records that we must retain include, but are not limited to:

•	Proxy voting policies contained herein

•	Issuer's proxy statement (a sample) received regarding client securities

•	Copies of actual votes casted on behalf of clients

•	Records of written client requests for proxy voting information

•	Written responses (if applicable) to client requests

•	Research used in making the voting decision

•	Any documents we prepare that are material to making a voting decision

•	Any documents we prepare to memorialize the basis for a voting decision

Records of all proxy votes will be retained for a 5-year period. For the first 2 years these records must be retained at the Pasadena, CA office; the remaining 3 years, these records may be moved off site to storage.

PROXY SOLICITATION

Dorsey, Wright shall only furnish proxy voting advice where there is an existing business relationship and shall not solicit proxies from non-clients.

When providing proxy voting advice to clients, Dorsey Wright shall abide by the following conditions:

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Dorsey, Wright will disclose any significant relationship with the issuer, its affiliates, or a security holder proponent of the matter on which proxy voting advice is given, as well as any material interest of the firm in the matter;

Dorsey Wright shall receive no special commission or remuneration for furnishing the voting advice from any person other than the security holder recipient thereof; and

The voting advice will not be furnished on behalf of any person soliciting proxies, or on behalf of a participant in an election contest subject to SEC Rule 14a-11.

Dorsey, Wright shall not communicate with the press concerning a proxy.

Deviations from these policies may require Dorsey, Wright to comply with SEC Proxy Registration Rules.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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